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Exhibit 10.20.3

THIRD AMENDMENT TO
CARRIER GLOBAL SERVICES AGREEMENT

        THIS THIRD AMENDMENT TO CARRIER GLOBAL SERVICES AGREEMENT (hereinafter referred to as the "Third Amendment") is entered into as of the dates, set forth below, by and between MCI WORLDCOM Communications, Inc. ("MCI WorldCom") and Universal Access, Inc. ("Customer"). For the purposes of this Third Amendment, the "Effective Date" of the rates, discounts, charges and credits set forth herein will be the first day of the first full billing cycle following the acceptance and execution of this Third Amendment by MCI WorldCom ("Third Amendment Effective Date").

WITNESSETH:

        WHEREAS, Customer and MCI WorldCom entered into that certain Carrier Global Services Agreement signed by Customer on September 24, 1999; that certain First Amendment to Carrier Global Services Agreement signed by Customer on May 1, 2000; and that certain Second Amendment to Carrier Global Services Agreement signed by Customer on September 7, 2000 (collectively, the "Agreement") with respect to certain services to be provided to Customer by MCI WorldCom, as more particularly described therein; and

        WHEREAS, Customer and MCI WorldCom desire to enter into this Third Amendment for the purpose of amending the Agreement,

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1.    Definitions.    All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

        2.    Domestic Private Line Service (Option 1).    Schedule One to the Agreement shall be amended by adding the following language as a new Section 9:

          "9.    "Burn-Out" Termination Right.    Notwithstanding anything to the contrary contained in this Agreement, Customer may terminate this Agreement without liability for payment of the early termination charges set forth in Section 6 above upon thirty (30) days prior written notice to MCI WorldCom, provided that Customer's total Usage Charges under this Agreement following the Third Amendment Effective Date exceed Fifty-Eight Million Dollars ($58,000,000). Absent such a termination by Customer under the condition that Customer's total Usage Charges under this Agreement following the Third Amendment Effective Date exceed Fifty-Eight Million Dollars ($58,000,000), this Agreement and all obligations of the parties contained in the Agreement shall continue in full force and effect, including, without limitation, the Monthly Minimum and the rates set forth herein.

        3.    Domestic Private Line Service (Option 1).    Section 1.1 of Attachment 3-1 to the Agreement, as amended by the Second Amendment, shall be further amended by adding the following language to the end of the section:

    "Domestic Private Line Service for Circuits Ordered after the Third Amendment Effective Date (Option 1).    In lieu of all other rates and discounts (Tariffed or otherwise), for IXC circuits ordered after the Third Amendment Effective Date with a Service Order term of at least ***, Customer will pay the following rate per Voice Grade Equivalent (VGE) mile with a minimum charge based on the circuit type as set forth below. For IXC circuits ordered after the Third Amendment Effective Date with a Service Order term of ***, Customer will pay the rates set forth above. These rates are available only for IXC circuits between Tier A cities and does not include charges for Local Access Service. If Customer terminates the Service Order prior to the end of the Service Order term, then Customer will pay, in addition to all accrued

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

    but unpaid charges through the date of such termination, the monthly recurring charges for the remainder of the Service Order term.

Circuit Type	Rate per VGE Mile	Minimum Monthly Recurring Charge per Circuit
DS-l	***	***
DS-3	***	***
OC-3	***	***
OC-12	***	***

        4.    E-l Point to Point (Type 1).    Section 1.2 of Attachment 3-1 to the Agreement, as amended by the Second Amendment, shall be further amended by adding the following language as a new Section 1.2.5:

          "1.2.5    E-l Point to Point (Type 1).    In lieu of all other rates and discounts (Tariffed or otherwise), Customer will pay the following monthly recurring charges per circuit based on mileage. Customer agrees that each circuit must have a Service Order term of *** or greater. If Customer terminates the Service Order prior to the end of the Service Order term, then Customer will pay, in addition to all accrued but unpaid charges through the date of such termination, the monthly recurring charges for the remainder of the Service Order term.

E-1 Point to Point (Type 1)
Mileage	All Regions
0 Mile	***
1 Mile	***
Each Additional Mile	***

    Circuit ID el-mib-4dy-000l shall be re-rated and shall receive the rates set forth above beginning with the Third Amendment Effective Date."

        5.    New Metro Private, Line Service (Type l).    Section 1.2 of Attachment 3-I to the Agreement, as amended by the Second Amendment, shall be further amended by adding the following language as a new Section 1.2.6:

          "1.2.6    New Metro Private Line Service (Type 1).    In lieu of all other rates and discounts (Tariffed or otherwise), for Type 1 Metro Private Line Service installed after the Third Amendment Effective Date with a minimum Service Order term of at least ***, Customer will pay the following monthly recurring charges per circuit based on circuit type, mileage, and circuit location. In lieu of all other rates and discounts (Tariffed or otherwise, including the rates set forth in Section 1.2.1), for existing Type 1 Metro Private Line Service with an expired Service Order term, upon signing a new Service Order with a minimum of at least ***, Customer will pay the following monthly recurring charges per circuit based on circuit type, mileage, and circuit location. For Type 1 Metro Private Line Service installed after the Third Amendment Effective Date with a Service Order term of ***, Customer will pay the rates set forth in Section 1.2.1. If Customer terminates the Service Order prior to the end of the Service Order term, then Customer will pay,

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

  in addition to all accrued but unpaid charges through the date of such termination, the monthly recurring charges for the remainder of the Service Order term.

DS-0 Point to Point
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
DS-0 Endlink
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
DS-1 Point to Point
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
DS-1 Endlink
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DS-1 Hub
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
DS-3 Endlink
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
DS-3 Point to Point
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
DS-3 Hub
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
OC-3 Point to Point
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

OC-3 Endlink
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
OC-3 Hub
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
OC-12 Point to Point
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
OC-12 Endlink
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***
OC-12 Hub
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

OC-48 Point to Point
ILEC	0 Mile	1 Mile	Each Additional Mile
Ameritech	***	***	***
Verizon North	***	***	***
Verizon South	***	***	***
Bell South	***	***	***
Pacbell	***	***	***
Southwestern	***	***	***
Qwest	***	***	***

        6.    Specific Hub Waiver.    Section 1.2 of Attachment 3-1 to the Agreement, as amended by the Second Amendment, shall be further amended by adding the following language as a new Section 1.2.7:

          "1.2.7    Specific Hub Waiver.    During the first consecutive six (6) monthly billing periods following the Third Amendment Effective Date and for specific UTX hubs as described below only, MCI WorldCom will waive the monthly recurring charge per hub for the remainder of the Service Order term provided that (1) Customer orders and installs new endlinks connected to such hub with total monthly recurring charges equal the amount set forth in the column titled "New Endlinks" below during the first consecutive six (6) monthly billing periods following the Third Amendment Effective Date; and (2) Customer maintains the current monthly recurring charges for endlinks as of the Third Amendment Effective Date plus the amount set forth in the column titled "New Endlinks" below for the remainder of the Term. As way of illustration and not limitation, if, for circuit ID o6-llv-18l-0001, the monthly recurring charges for endlinks as of the Third Amendment Effective Date equals *** and during the first consecutive six (6) monthly billing periods following the Third Amendment Effective Date, Customer orders new endlinks connected to such circuit with monthly recurring charges equal to *** and maintains the total monthly recurring charges for endlinks equal to *** for the remainder of the Term, then MCI WorldCom will waive the monthly recurring charge of *** for circuit ID o6-11 v-181-0001 for the remainder of the Service Order term.

City	Address	Circuit ID	Order Number	Hub Monthly Recurring Charge	New Endlinks
Washington, DC	1120 Vermont	o6-l lv-18l-0001	i35790	***	***
New York	60 Hudson	o6-xwu-por-0004	il11011	***	***
New York	601 W. 26th	o6-bj8-por-000l	ii 19520	***	***
Portland	409 SW 9th St.	o6-bim-beq-0001	i2097	***	***
Seattle	2001 6th Ave.	o6-sbp-sbv-0005	i8496	***	***
San Francisco	200 Paul Ave.	o4-0ey-44m-000l	i18474	***	***

        7.    Metro Private Line Service (Type 2).    Section 1 of Attachment 3-1 to the Agreement shall be amended by adding the following language as a new Section 1.5:

          "1.5    Metro Private Line Service (Type 2).    In lieu of all other rates and discounts (Tariffed or otherwise), for Type 2 Metro Private Line Service installed after the Third Amendment Effective Date, Customer will pay the following monthly recurring charges per circuit based on circuit type, mileage, circuit location, and Service Order term. If Customer terminates the Service Order prior to the end of the Service Order term, then Customer will pay, in addition to all accrued but

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

  unpaid charges through the date of such termination, the monthly recurring charges for the remainder of the Service Order term.

5 Year Rates
DS-1 Point to points	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
DS-1 Endlinks	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
DS-3 Point to Points	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
3 Year Rates
DS-1 Point to points	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
DS-1 Endlinks	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
DS-3 Point to Points	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
1 Year Rates
DS-1 Point to points	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DS-1 Endlinks	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***
DS-3 Point to Points	Bell South	Pac Bell	Verizon North	Verizon South	Ameritech	SBC	Qwest
0 Mile	***	***	***	***	***	***	***
1 Mile	***	***	***	***	***	***	***
Each Add'l Mile	***	***	***	***	***	***	***

        8.    Entire Agreement.    Except as expressly modified by this Third Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding, and enforceable obligations of Customer and MCI WorldCom. This Third Amendment, including the Agreement and the applicable MCI WorldCom tariffs, is the complete agreement of the parties and supersedes any prior agreements or representations, whether oral or written, with respect thereto. In the event of a conflict between the terms of this Third Amendment and the Agreement, the terms of this Third Amendment shall govern.

        9.    Section References.    Section titles and references used in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

        10.    Acceptance.    The offer created by this Third Amendment shall remain open and be capable of being accepted by Customer until August 15, 2002. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer. Once this Third Amendment has been fully executed, any amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, MCI WorldCom and Customer have caused this Third Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Third Amendment Effective Date.

UNIVERSAL ACCESS, INC.		MCI WORLDCOM COMMUNICATIONS, INC.

By:	/s/ MARK A. DICKEY	By:	/s/ FRANK GRILLO
Name:	Mark A. Dickey		Frank Grillo Vice President, Marketing
Title:	SVP Procurement & Development
Date:	7-25-02	Date:	7-31-02
Will/UniversalAccess/GSA3rdAmend/katherinemday/7/22/02/D8

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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  Exhibit 10.20.3
THIRD AMENDMENT TO CARRIER GLOBAL SERVICES AGREEMENT